BancAnalysts Association of Boston, Inc. November 8, 2019 Exhibit 99.1

This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $126 billion at September 30, 2019 17,863 employees across 734 domestic branches in eight states and Washington DC 4.1 million customers representing 6.2 million accounts $107 billion of assets under management Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 173 quarters All data as of September 30, 2019 Who is M&T Bank Corporation?

Stable Low-Cost Deposits Leading Market Share + Local Scale Lending Discipline Local Knowledge = Information Advantage Consistent Standards Throughout Cycle Efficient Operator Prudent Expense Management Return Oriented Capital Allocation Talent Focus Deep Expertise + Targeted External Hiring Professional Development Programs M&T Operating Model

Source: S&P Global Market Intelligence *State of Delaware; In Market Deposits Only Leading Market Share and Stable Core Deposits Compact footprint with scale presence in core markets - supports deposit cost advantage Total Deposit Cost #1 or 2 Market Share in 7 of 10 largest markets #1 #1 #1 #2 #1 #2 #1*

Banking Industry Trends Net Interest Margin, 1984-3Q 2019 Source: S&P Global Market Intelligence, FDIC Industry ROTCE / ROTA # of Banks

Performance Drives Long-Term Positioning Total Shareholder Return – Top 50 Banks of 1988 Source: FactSet, S&P Global Market Intelligence, American Banker, and Federal Reserve Notes: List based on largest bank holding companies by total assets in 1988 excluding independent banks and banks with foreign parents.

Sustained Outperformance In Key Metrics… ROTCE Source: S&P Global Market Intelligence For MTB, Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation. Net Interest Margin Efficiency Ratio NCOs / Average Loans

Key Metrics Relative to Peers: 3Q 2019 and Long-Term Average Source: S&P Global Market Intelligence …With Top Quartile Performance in 2019

Growing Talent Build Better: Journey Mapping, User Design, Value Chain Build Faster:Agile Development Go To Market Faster:Test & Learn, New Customer Teams Build Better: Data Science, User Design, Value Chain Build Faster: Journey Mapping, Agile Development Go To Market Faster: Test & Learn, New Customer Teams Stable, Low-Cost Deposits Lending Discipline Efficient Operator Payments Accounts Cash Management Channels CCAR, CECL Portfolio Analytics Portfolio Management IT Contractor to Staff Migration Image Capture Branch Rationalization What’s Kept Us Busy… Killing Good Ideas for Great Ones

Stable Low-Cost Deposits Leading Market Share + Local Scale Lending Discipline Local Knowledge = Information Advantage Consistent Standards Throughout Cycle Efficient Operator Prudent Expense Management Return Oriented Capital Allocation Talent Focus Deep Expertise + Targeted External Hiring Professional Development Programs M&T Operating Model

Low Volatility in Returns Source: S&P Global Market Intelligence ROTA range is from 1992-2019Q3 YTD and 2017 Metrics are adjusted for tax-reform related items. For MTB, 2017 excludes $85 mln in tax-reform related tax expense. Volatility is calculated as standard deviation of ROTA. ROTA Volatility 0.25% 0.32% 0.40% 0.42% 0.44% 0.45% 0.48% 0.55% 0.63% 0.63% 0.65% 0.68% Operating Return on Tangible Assets: 1992 – 2019Q3 YTD

M&T Bank Corporation…A Solid Investment $1,468 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through September 30,2019 Includes 522 U.S. based publicly traded stocks 17.8% annual rate of return since 19801; in the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980

Appendix and GAAP Reconciliations

Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017 and 2018. Average RWA is calculated using the average of year end balances for 2013-2016. For periods prior to 2016, reflects Tier 1 Common ratios under Basel I standards. Risk Weighted Assets for Q3 ‘19 are preliminary. Key Ratios

15% Net Operating EPS CAGR 13% Dividend CAGR Earnings & Dividend Growth: 1983 – Q3 2019 Q3 ‘19 YTD

M&T Bank Corporation…a solid investment (1) 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website Of the largest 100 banks operating in 1983, only 23 remain today; among the remaining, M&T ranks 1st in stock price growth

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.